EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William Koppelmann, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Standard Premium Finance Holdings, Inc. on Form 10-K for the fiscal year ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Standard Premium Finance Holdings, Inc

March 31, 2021	By:	/s/ William Koppelmann
William Koppelmann
Principal Executive Officer

I, Bobby Story, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Standard Premium Finance Holdings, Inc. on Form 10-K for the fiscal year ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Standard Premium Finance Holdings, Inc.

March 31, 2021

	By:	/s/ Bobby Story
Bobby Story
Principal Financial Officer